                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                                  October 15, 1998
                                   -------------
                  Date of Report (Date of Earliest Event Reported)


                         GENTLE DENTAL SERVICE CORPORATION
                ----------------------------------------------------
               (Exact Name of Registrant As Specified In Its Charter)


                                     WASHINGTON
                    --------------------------------------------
                   (State or Other Jurisdiction of Incorporation)


                                                   91-1577891
(Commission File Number)              (IRS Employer Identification No.)

                      222 North Sepulveda Boulevard, Suite 740
                         El Segundo, California  90245-4340
                ---------------------------------------------------
                (Address of Principal Executive Offices) (Zip Code)


                                   (310) 765-2400
                ----------------------------------------------------
                (Registrant's Telephone Number, including Area Code)

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Item 5.    Other Events

     On October 15, 1998, Gentle Dental Service Corporation ("GDSC") entered into an Agreement and Plan of Reorganization and Merger ("Agreement") by and among GDSC; Dental Care Alliance, Inc. ("DCA"); Wisdom Holdings, Inc. ("Wisdom"); Wisdom Holdings Acquisition Corp. I, a wholly owned subsidiary of Wisdom ("GDSC Acquisition Sub") and Wisdom Holdings Acquisition Corp. II, a wholly owned subsidiary of Wisdom ("DCA Acquisition Sub"). Pursuant to the Agreement, GDSC Acquisition Sub will merge with and into GDSC and DCA Acquisition Sub will merge with and into DCA. Each of GDSC and DCA will survive the mergers and become wholly-owned subsidiaries of Wisdom. Copies of the Agreement and the associated press release, dated October 16, 1998, announcing that GDSC entered into the Agreement, are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference.

Item 7.    Financial Statements, Pro forma Financial Statements and Exhibits.


Exhibit No.    Description
  2.1          Agreement and Plan of Merger, dated as of October 15, 1998, by and between Gentle Dental Service Corporation; Dental Care
               Alliance, Inc.; Wisdom Holdings, Inc.; Wisdom Holdings
               Acquisition Corp. I and Wisdom Holdings Acquisition Corp. II.

 99.1          Press release issued October 16, 1998.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  October 30, 1998

                                            GENTLE DENTAL SERVICE CORPORATION

                                        By: /s/ Michael T. Fiore
                                           -----------------------------------
                                            Name:  Michael T. Fiore
                                            Title: Co-Chairman, President and
                                                   Chief Executive Officer